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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) August 14, 2002


                         ANDREA ELECTRONICS CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


         New York                         1-4324                 11-0482020
         --------                         ------                 ----------
(State or other Jurisdiction of        (Commission             (IRS Employer
incorporation or organization)         File Number)          Identification No.)


                 45 Melville Park Road, Melville, New York 11747
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (631) 719-1800
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)






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ITEMS 1, 2, 3, 5, 6, 8 AND 9.     NOT APPLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
         ---------------------------------------------

         (a) On July 29, 2002, the Registrant's Board of Directors, at the recommendation of its Audit Committee, engaged PricewaterhouseCoopers LLP ("PwC") as the Registrant's independent accountants. On August 14, 2002, the Registrant's Board of Directors, at the recommendation of its Audit Committee, dismissed PwC as the Registrants independent accountants. During the term of its engagement, PwC did not audit or review any financial statements of the Company as of any date or for any period, nor issue any reports relating thereto. However, PwC did commence, but did not complete a review of the Company's interim financial statements for the quarter ended June 30, 2002.

         During the term of its engagement, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused it to make reference thereto in any report on any audited financial statements of the Company.

         During the term of PwC's engagement, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)), except that prior to its dismissal, PwC raised questions regarding the Registrant's ability to recover its deferred tax assets. PwC was dismissed prior to the matter being resolved. Members of the Board of Directors, one of which is a member of the Audit Committee, discussed this matter with PwC. The Company has authorized PwC to respond fully to the inquiries of the Company's successor accountant concerning this matter.

         The Registrant has requested that PwC furnish it with a letter addressed to the SEC stating whether or not PwC agrees with the above statements. A copy of such letter, dated August 15, 2002, is filed as Exhibit
16.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (a)      Financial statements of businesses acquired:  Not applicable

         (b)      Pro forma financial information:  Not applicable

         (c)      Exhibits:

                  Exhibit 16.1 Letter of PricewaterhouseCoopers LLP dated August 15, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 15, 2002           ANDREA ELECTRONICS CORPORATION



                                   By:/s/ Richard A. Maue
                                      -----------------------------------
                                      Name:  Richard A. Maue
                                      Title: Executive Vice President, Chief
                                             Financial Officer and Corporate
                                             Secretary